UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
February 26, 2026

MONOLITHIC POWER SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51026	77-0466789
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1555 Palm Beach Lakes Blvd., West Palm Beach, Florida 33401 (Address of principal executive offices)(Zip Code)[1]

(561) 839-3999
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MPWR	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

1 We have operations in multiple locations in the US, Europe and Asia and have not identified a single location as the Company’s headquarters. We are including this address to comply with the Securities and Exchange Commission’s requirements.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On February 26, 2026, the Audit Committee of the Board of Directors of Monolithic Power Systems, Inc. (the “Company”), after discussion with senior management, determined that the Company’s previously issued audited consolidated financial statements included in its annual report on Form 10-K for the fiscal year ended December 31, 2024, filed on March 3, 2025, and each of the Company’s previously issued unaudited condensed consolidated financial statements included in its quarterly reports on Form 10-Q for each of the quarterly periods in 2025 (each a “Previous Filing” and collectively “Previous Filings”), should no longer be relied upon due to the impact of an unintentional error and will be restated as described below.

Similarly, any previously furnished or filed reports, earnings releases, investor presentations or similar communications of the Company describing the Company’s financial results or other financial information for the periods covered by the Previous Filings, as well as the earnings release and related materials for the quarter and year ended December 31, 2025, should no longer be relied upon related to the same matter. The error does not result in any changes to the Company’s business outlook for the quarter ending March 31, 2026 that was disclosed in the Company’s earnings release on February 5, 2026.

The error and corrective adjustment is non-cash in nature, and it does not impact key metrics used by the Company in managing operations, such as revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP net income and non-GAAP diluted net income per share. The error did not involve any misconduct with respect to the Company, its management or employees.

The required adjustment was discovered in connection with the preparation of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Form 10-K”). The Company engaged third party tax service providers in connection with the original determination of the accounting for deferred income taxes associated with a one-time tax incentive granted by a certain foreign jurisdiction. Nevertheless, the Company concluded that in the prior year it had not appropriately accounted for deferred income taxes associated with the tax incentive.

The restatement results in a decrease to income tax benefit, net and deferred income taxes by $195 million in the consolidated financial statements as of and for the year ended December 31, 2024. Income tax benefit, net after the restatement is $1,019 million and net income is $1,592 million for the year ended December 31, 2024.

The restatements of the 2024 audited annual financial statements and unaudited 2025 interim financial statements included in the Previous Filings will be included in the 2025 Form 10-K, which will be filed with the Securities and Exchange Commission immediately following the issuance of this Current Report on Form 8-K (this “Form 8-K”).

The Company’s senior management and the Audit Committee have discussed the matter related to the Previous Filings and disclosed in this Form 8-K with Ernst & Young LLP, the Company’s independent public accountant.

The following table summarizes the restated results of operations for the quarter and year ended December 31, 2024 (unaudited, in thousands, except per share amounts):

	Three Months Ended December 31, 2024			Year Ended December 31, 2024
	As Previously Reported	Impact of Restatement	As Restated	As Previously Reported	Impact of Restatement	As Restated
Revenue	$621,665	$-	$621,665	$2,207,100	$-	$2,207,100
Cost of revenue	277,257	-	277,257	986,230	-	986,230
Gross profit	344,408	-	344,408	1,220,870	-	1,220,870
Operating expenses:
Research and development	85,762	-	85,762	324,748	-	324,748
Selling, general and administrative	95,339	-	95,339	356,764	-	356,764
Total operating expenses	181,101	-	181,101	681,512	-	681,512
Operating income	163,307	-	163,307	539,358	-	539,358
Other income, net	6,224	-	6,224	33,554	-	33,554
Income before income taxes	169,531	-	169,531	572,912	-	572,912
Income tax benefit, net	(1,279,832)	194,642	(1,085,190)	(1,213,788)	194,642	(1,019,146)
Net income	$1,449,363	$(194,642)	$1,254,721	$1,786,700	$(194,642)	$1,592,058

Net income per share:
Basic	$30.00	$(4.03)	$25.97	$36.76	$(4.00)	$32.76
Diluted	$29.88	$(4.01)	$25.87	$36.59	$(3.99)	$32.60
Weighted-average shares outstanding:
Basic	48,317	-	48,317	48,599	-	48,599
Diluted	48,506	-	48,506	48,835	-	48,835

The following table reconciles net income to non-GAAP net income (1) for the quarter and year ended December 31, 2024 (unaudited, in thousands, except per share amounts):

	Three Months Ended December 31, 2024			Year Ended December 31, 2024
	As Previously Reported	Impact of Restatement	As Restated	As Previously Reported	Impact of Restatement	As Restated
Net income	$1,449,363	$(194,642)	$1,254,721	$1,786,700	$(194,642)	$1,592,058

Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation and related expenses	56,320	-	56,320	213,209	-	213,209
Amortization of acquisition-related intangible assets	320	-	320	1,303	-	1,303
Deferred compensation plan expense, net	573	-	573	867	-	867
Tax effect of non-GAAP adjustments	(22,773)	-	(22,773)	(26,922)	-	(26,922)
Recognition of a tax benefit granted to a foreign subsidiary	(1,285,402)	194,642	(1,090,760)	(1,285,402)	194,642	(1,090,760)
Non-GAAP net income	$198,401	$-	$198,401	$689,755	$-	$689,755

Non-GAAP net income per share:
Basic	$4.11	$-	$4.11	$14.19	$-	$14.19
Diluted	$4.09	$-	$4.09	$14.12	$-	$14.12
Weighted-average shares outstanding:
Basic	48,317	-	48,317	48,599	-	48,599
Diluted	48,506	-	48,506	48,835	-	48,835

Furthermore, compared to the unaudited fiscal year 2025 consolidated financial results disclosed in the Company’s earnings release on February 5, 2026, the adjustment results in a decrease of $5.5 million to income tax expense, net, and accordingly an increase of $5.5 million to net income in the unaudited consolidated statement of operations for the year ended December 31, 2025, with corresponding changes in deferred taxes in the unaudited consolidated balance sheet as of December 31, 2025. The following table summarizes the restated results of operations for the year ended December 31, 2025 (unaudited, in thousands, except per share amounts):

	Year Ended December 31, 2025
	As Previously Reported	Impact of Restatement	As Restated
Revenue	$2,790,459	$-	$2,790,459
Cost of revenue	1,250,718	-	1,250,718
Gross profit	1,539,741	-	1,539,741
Operating expenses:
Research and development	382,263	-	382,263
Selling, general and administrative	428,842	-	428,842
Total operating expenses	811,105	-	811,105
Operating income	728,636	-	728,636
Other income, net	37,580	-	37,580
Income before income taxes	766,216	-	766,216
Income tax expense, net	150,289	(5,556)	144,733
Net income	$615,927	$5,556	$621,483

Net income per share:
Basic	$12.82	$0.12	$12.94
Diluted	$12.75	$0.11	$12.86
Weighted-average shares outstanding:
Basic	48,035	-	48,035
Diluted	48,309	-	48,309

The following table reconciles net income to non-GAAP net income (1) for the year ended December 31, 2025 (unaudited, in thousands, except per share amounts):

	Year Ended December 31, 2025
	As Previously Reported	Impact of Restatement	As Restated
Net income	$615,927	$5,556	$621,483

Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation and related expenses	241,841	-	241,841
Amortization of acquisition-related intangible assets	1,280	-	1,280
Deferred compensation plan expense, net	585	-	585
Tax effect of non-GAAP adjustments	(1,199)	(5,556)	(6,755)
Non-GAAP net income	$858,434	$-	$858,434

Non-GAAP net income per share:
Basic	$17.87	$-	$17.87
Diluted	$17.77	$-	$17.77
Weighted-average shares outstanding:
Basic	48,035	-	48,035
Diluted	48,309	-	48,309

(1) Non-GAAP net income and non-GAAP net income per share differ from net income and net income per share determined in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). Non-GAAP net income and non-GAAP net income per share exclude the effect of stock-based compensation and related expenses, which include stock-based compensation expense and employer payroll taxes in relation to stock-based compensation, net deferred compensation plan expense, amortization of acquisition-related intangible assets and related tax effects. Non-GAAP net income and non-GAAP net income per share in the quarter and year ended December 31, 2024 also exclude the recognition of a tax benefit granted to a foreign subsidiary. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. The Company utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. The Company believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors’ understanding of the Company’s core operating results and trends. Additionally, the Company believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by the Company.

Safe Harbor Statement

This Form 8-K contains, and statements that will be made during the accompanying earnings webinar will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including the Company’s ability to complete the restatement and the expected contents of the 2025 Form 10-K. These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying earnings webinar are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, continued uncertainties in the global economy, including due to current and potential global conflicts, global tariffs, export controls and retaliatory measures and announcements regarding same, inflation, consumer sentiment and other factors; adverse events arising from orders or regulations of governmental entities, including such orders or regulations that impact our customers or suppliers, and adoption of new or amended accounting standards; adverse changes in laws and government regulations such as tariffs on imports of foreign goods, export regulations and export classifications, and tax laws (including the H.R.1 Act signed into law on July 4, 2025) or the interpretation of same, including in foreign countries where the Company has offices or operations; the effect of export controls, trade and economic sanctions regulations and other regulatory or contractual limitations on our ability to sell or develop our products in certain foreign markets, particularly in China; our ability to obtain governmental licenses and approvals for international trading activities or technology transfers, including export licenses; acceptance of, or demand for, our products, in particular the new products launched recently, being different than expected; our ability to increase market share in our targeted markets; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies (including as a result of any impact from current and potential global conflicts); our ability to efficiently and effectively develop new products and receive a return on our R&D expense investment; our ability to attract new customers and retain existing customers; our ability to meet customer demand for our products due to constraints on our third-party suppliers’ ability to manufacture sufficient quantities of our products or otherwise; our ability to expand manufacturing capacity to support future growth; adverse changes in production and testing efficiency of our products; any political, cultural, military, regulatory, economic, foreign exchange and operational changes in China, where a significant portion of our manufacturing capacity comes from; any market disruptions or interruptions in our schedule of new product development releases; our ability to manage our inventory levels; adequate supply of our products from our third-party manufacturing partners; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature, and our ability to adjust our operations to address such changes or developments; the ongoing consolidation of companies in the semiconductor industry; competition generally and the increasingly competitive nature of our industry; our ability to realize the anticipated benefits of companies and products that the Company acquires, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; the risks, uncertainties and costs of litigation in which the Company is involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on our financial performance if our tax and litigation provisions are inadequate; our ability to effectively manage our growth and attract and retain qualified personnel; the effect of epidemics and pandemics on the global economy and on our business; the risks associated with the financial market, economy, global tariffs, export controls and retaliatory measures and announcements regarding same, and geopolitical uncertainties, including current and potential global conflicts; the Company’s ability to timely and adequately remediate its material weakness; and other important risk factors identified under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission filings, including, but not limited to, our Annual Report on Form 10-K filed with the SEC on March 3, 2025. The Company assumes no obligation to update the information in this press release or in the accompanying earnings webinar.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 27, 2026	By:	/s/ T. Bernie Blegen
T. Bernie Blegen
Executive Vice President and Chief Financial Officer